UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2005

                              CENTER BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)


       New Jersey                 2-81353                  52-1273725
--------------------------------------------------------------------------------
   (State or Other       (Commission File Number)        (IRS Employer
     Jurisdiction                                       Identification No.)
  of Incorporation)

             2455 Morris Avenue, Union, New Jersey       07083
--------------------------------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

      On July 28, 2005, Center Bancorp, Inc. (the "Registrant") issued a press release regarding results for the second quarter ended June 30, 2005. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit 99.1 - Press release, dated July 28, 2005, regarding second quarter results

      The only portions of Exhibit 99.1 which are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 are the Registrant's consolidated statements of condition, consolidated statements of income and average balance sheets with interest and average rates. All other portions of Exhibit 99.1 are deemed "furnished", and not "filed", for purposes of Section 18 of the Securities Exchange Act of 1934.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTER BANCORP, INC.

                              By: /s/ John J. Davis
                                 ----------------------------------------------
                                 Name:   John J. Davis
                                 Title:    President and Chief Executive Officer

Dated:  July 29, 2005

                                  EXHIBIT INDEX


      Exhibit 99.1 - Press release, dated July 28, 2005, regarding second quarter results